EXHIBIT 10.29
                        AMENDMENT TO AFFILIATES AGREEMENT

        This Amendment to Affiliates Agreement ("Amendment") is dated August 30, 1996 and is between ___________________ (a "Management Shareholder"), Natural Gas Partners, L.P., a Delaware limited partnership ("NGP"), Offshore Energy Development Corporation, a Delaware corporation (the "Company"), OEDC Partners, L.P., a Texas limited partnership (the "Partnership"), and OEDC, Inc., a Texas corporation ("OEDC"), who agree as follows:

     1. BACKGROUND. The Company has recently been created and organized to become a holding company for the Partnership and OEDC. The Management Shareholder (and two other similarly situated Management Shareholders) (collectively, the "Management Shareholders") are acquiring Common Stock in the Company (i) pursuant to the merger of Offshore Energy Development Corporation, a Texas corporation ("Prior Company") with and into the Company and (ii) pursuant to an exchange of common shares of OEDC, Inc., a Texas corporation, for shares of Common Stock in the Company (collectively, the "Restructuring"). OEDC, NGP and each of the Management Shareholders are parties to separate Affiliates Agreements (as amended March 23, 1994) (the "Affiliates Agreements"). The parties intend that, upon consummation of the Restructuring, the Company shall be the successor to OEDC with respect to the Affiliates Agreements. The Company intends to complete a public offering of its Common Stock (the "Public Offering") pursuant to a registration statement on Form S-1 with the Securities and Exchange Commission and is applying to include the Common Stock on the NASDAQ National Market in order to establish a Public Market (as defined in the Affiliates Agreements).

     2. TERMINATION OF SECTION I. Contemporaneously with the closing with the underwriters of the Public Offering (the "Closing"), Section I of the Affiliates Agreement is terminated. This termination of Section I is being effected as of the Closing, rather than at the end of the first month in which a Public Market exists, as contemplated in the Affiliates Agreements.

     3. MODIFICATION AND CONTINUATION OF SECTIONS II, III AND IV. Sections II, III and IV of the Affiliates Agreements are continued in effect following the Closing with the following modifications, which will be effective as of the
Closing:

     (i) The Company will be the employer of the Management Shareholder, rather than OEDC.

     (ii) The references to "OEDC Parties" are modified to mean the Company and its subsidiaries and affiliated partnership (collectively, the "Company Parties").

     (iii) The term "OEDC Parties" is replaced by the term "Company Parties."

     (iv) All references in Section IV to "permitted Assigns" and "assigns pursuant to Permitted Transfers" are deleted and replaced with "successors and assigns."

     (v) The construction, validity and interpretation of the Affiliates Agreements, as modified and amended hereby, will be governed by the internal laws of Delaware rather than Texas.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above. THE MANAGEMENT SHAREHOLDER



                                            Name:_______________________________

                                            OFFSHORE ENERGY DEVELOPMENT
                                            CORPORATION, a Delaware corporation


                                            By:________________________________
                                                   Douglas H. Kiesewetter
                                                   Executive Vice President

                                            OEDC, INC.


                                            By:________________________________
                                                   Douglas H. Kiesewetter
                                                   Executive Vice President

                                            OEDC PARTNERS, L.P.
                                            By: OEDC, Inc., its general partner


                                                   By:__________________________
                                                        Douglas H. Kiesewetter
                                                        Executive Vice President

                                            NATURAL GAS PARTNERS, L.P.
                                            By:  G.F.W. Energy, L.P., its
                                                 general partner


                                            By:________________________________
                                                   David R. Albin
                                                   Authorized Representative